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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 2, 2005

                            ORMAT TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

                          Commission File No. 001-32347

              Delaware                                No. 88-0326081
 ---------------------------------          ---------------------------------
      (State of Incorporation)                      (I.R.S. Employer
                                                    Identification No.)

  980 Greg Street, Sparks, Nevada                         89431
 ---------------------------------          ---------------------------------
      (Address of principal                            (Zip code)
        executive offices)

                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)

       Registrant's telephone number, including area code: (775) 356-9029

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 8.01         Other Events
Signatures
Exhibit Index
Ex-99.1:          Press release dated December 9, 2004
Ex-99.2:          Press release dated February 2, 2005

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS

On December 9, 2004 ORMAT Technologies, Inc. received a purchase order (the
"Purchase Order") valued at approximately $16.9 million for the supply of 102 remote power units for Communications and Cathodic Protection along a pipeline on the Sakhalin Island in the Russian Federation. As the Registrant announced on
December 9, 2004, the order remained subject to final approval by the customer.

On January 28, 2005 the customer rendered final approval and the Purchase Order became a definitive agreement.

Delivery of the units is expected to take place between August 2005 and March
2006, with revenue expected to be realized during this time.

The information furnished pursuant to this Item 8.01, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the
Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ORMAT TECHNOLOGIES, INC.
                                  (Registrant)

                            By  /s/ Yehudit Bronicki
                                ------------------------------------------------
                                Yehudit Bronicki
                                Chief Executive Officer

Date:  February 2, 2005

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                                  EXHIBIT INDEX

   Exhibit
   Number                      Description
   -------                     -----------

    99.1          Press Release of Registrant dated November 24, 2004.

    99.2          Press Release of Registrant dated February 2, 2005.

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